SCHEDULE 14A


                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant To Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No. 1)

Filed By The Registrant   [___]

Filed By A Party Other Than The Registrant   [_X_]


Check The Appropriate Box

[___]    Preliminary Proxy Statement

[___]    Confidential, For Use Of The Commission Only

[___]    Definitive Proxy Statement

[_X_]    Definitive Additional Materials

[___]    Soliciting Material Under Rule 240.14a-12


                               AUTO-GRAPHICS, INC.
                              (name of registrant)


                            COREY M. PATICK, Chairman
               Auto-Graphics, Inc. Special Shareholders Committee
          (name of person(s) filing statement if other than registrant)


Payment of Filing Fee

[_X_]    No Fee Required




CONTACT: For information regarding this proxy statement/filing, please contact -

                         Corey M. Patick at 909/576-9000
            or 269 South Beverly Drive, #438, Beverly Hills, CA 90210



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September 24, 2001


     This will confirm our agreement made today on the telephone that I will appear at the Special Shareholders Meeting which I called for tomorrow Sept. 25, 2001 at 3:00 and adjourn the meeting until the same time on October 31, 2001. You can either come to the meeting and vote the "Cope Shares" for the adjournment or you can deemed to be excused from coming to the meeting knowing that the only business that will be conducted at the meeting is the adjournment.



COREY PATICK
------------

Corey Patick



ROBERT COPE
-----------

Robert Cope